UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 21, 2004

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Elliott Avenue West
Seattle, WA 98119
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 206-272-5555

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits:

99.1	Press release of F5 Networks, Inc. announcing quarterly earnings dated April 21, 2004.

Item 12. Results of Operations and Financial Condition

On April 21, 2004, F5 Networks, Inc. issued a press release containing quarterly earnings results for the second quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004

F5 NETWORKS, INC.

	By:	/s/ John McAdam

John McAdam
Chief Executive Officer & President

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release of F5 Networks, Inc. announcing quarterly earnings dated April 21, 2004.